UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09397
The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund
Annual Report — December 31, 2009
 * * * *
Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall and 5 stars for the three year period and 4 stars for the five and ten year periods ended December 31, 2009 among 97, 97, 80, and 52 Specialty-Utilities funds, respectively.
Mario J. Gabelli, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (the “SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     For the 12 months ended December 31, 2009, The Gabelli Utilities Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 15.48% compared with gains of 11.91% and 16.43% for the S&P 500 Utilities Index and the Lipper Utility Fund Average, respectively.
     The utility sector provided investors with total returns of approximately 10-12% in 2009, with returns of over 40% since March 2009. Roughly half of this annual total return came in the form of dividends, and nearly all of the annual price appreciation occurred with the fourth quarter’s 6% price advance. As could be expected, the sector’s recovery lagged the overall market recovery in the second and third quarters as initial investor optimism regarding an economic recovery was directed towards the higher beta cyclical and growth sectors.
Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

However, the group advanced solidly in the fourth quarter as it has become more likely that the U.S. will experience a slower and more prolonged recovery than many had predicted. A slowly recovering economy provides a better macroeconomic environment for the near-term relative performance of the defensive utility sector, and we continue to believe that utility stocks offer attractive low risk total return potential. While the group was decidedly cheap in the second quarter and provided easier opportunities for value investing, the recent appreciation has resulted in more normalized valuation multiples.
     Selected holdings that contributed positively to performance in 2009 were National Fuel Gas Co. (3.6% of net assets as of December 31, 2009), Constellation Energy Group Inc., (1.6%), Rolls-Royce Group, (1.5%), and OGE Energy Corp. (1.3%). Some of our weaker performing stocks during the year were Allegheny Energy Inc. (2.0%), CH Energy Group Inc. (1.4%), and Exelon Corp. (1.1%).
Sincerely yours,

Bruce N. Alpert
President
February 19, 2010
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI UTILITIES FUND CLASS AAA SHARES AND THE S&P 500 UTILITIES INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

											Since
											Inception
	Quarter		1 Year		3 Year		5 Year		10 Year		(8/31/99)
Gabelli Utilities Fund Class AAA	4.64%		15.48%		(0.28)%		5.75%		5.18%		7.07%
S&P500 Utilities Index	7.26		11.91		(1.74)		6.05		4.88		3.69
Lipper Utility Fund Average	5.76		16.43		(2.80)		5.43		3.38		4.18
Class A	4.62		15.57		(0.23)		5.79		5.22		7.10
	(1.40	)(b)	8.93	(b)	(2.18	)(b)	4.54	(b)	4.59	(b)	6.49 (b)
Class B	4.34		14.65		(1.01)		4.97		4.61		6.51
	(0.66	)(c)	9.65	(c)	(2.01	)(c)	4.64	(c)	4.61		6.51
Class C	4.31		14.55		(1.00)		4.98		4.65		6.54
	3.31	(d)	13.55	(d)	(1.00)		4.98		4.65		6.54
Class I	4.62		15.78		(0.14)		5.84		5.22		7.11
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. See page 12 for the expense ratios for the year ended December 31, 2009. Class AAA and Class I Shares do not have a sales charge.The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The values of utility stocks change as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested.You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2009 through December 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*

The Gabelli Utilities Fund

Actual Fund Return
Class AAA	$1,000.00	$1,161.90	1.47%	$8.01
Class A	$1,000.00	$1,162.80	1.47%	$8.01
Class B	$1,000.00	$1,158.00	2.22%	$12.08
Class C	$1,000.00	$1,156.90	2.22%	$12.07
Class I	$1,000.00	$1,163.00	1.22%	$6.65
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.80	1.47%	$7.48
Class A	$1,000.00	$1,017.80	1.47%	$7.48
Class B	$1,000.00	$1,014.01	2.22%	$11.27
Class C	$1,000.00	$1,014.01	2.22%	$11.27
Class I	$1,000.00	$1,019.06	1.22%	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:
The Gabelli Utilities Fund

Energy and Utilities	69.5%
Communications	15.7%
U.S. Government Obligations	11.0%
Other	3.7%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.133 per share for all classes. For the year ended December 31, 2009, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
U.S. Government Income
The percentage of the ordinary income distribution paid by the Fund during 2009 which was derived from U.S. Treasury securities was 0.10%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities.The Gabelli Utilities Fund did not meet this strict requirement in 2009. The percentage of U.S. Government securities held as of December 31, 2009 was 11.04%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli Utilities Fund
Schedule of Investments — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 88.6%
	ENERGY AND UTILITIES — 69.4%
	Energy and Utilities: Alternative Energy — 0.3%
25,000	Ormat Industries Ltd.	$206,385	$227,804
55,000	Ormat Technologies Inc.	1,778,751	2,081,200

		1,985,136	2,309,004

	Energy and Utilities: Electric Integrated — 38.8%
670,000	Allegheny Energy Inc.	13,064,934	15,731,600
60,000	ALLETE Inc.	2,141,021	1,960,800
68,000	Alliant Energy Corp.	1,889,326	2,057,680
150,000	Ameren Corp.	6,153,295	4,192,500
245,000	American Electric Power Co. Inc.	9,168,540	8,523,550
200,000	Avista Corp.	4,592,090	4,318,000
420,000	Black Hills Corp.	12,036,792	11,184,600
125,000	Central Vermont Public Service Corp.	2,434,053	2,600,000
35,000	Cleco Corp.	721,890	956,550
60,000	CMS Energy Corp.	402,675	939,600
360,000	Constellation Energy Group Inc.	10,234,914	12,661,200
144,000	Dominion Resources Inc.	5,936,090	5,604,480
380,000	DPL Inc.	9,952,950	10,488,000
6,000	DTE Energy Co.	240,835	261,540
340,000	Duke Energy Corp.	5,392,372	5,851,400
8,000	E.ON AG	468,693	335,221
175,000	Edison International	4,863,024	6,086,500
380,000	El Paso Electric Co.†	6,512,087	7,706,400
11,000	Emera Inc.	259,517	263,680
200,000	Endesa SA	7,303,423	6,865,261
3,000	Entergy Corp.	114,480	245,520
56,000	FirstEnergy Corp.	2,188,498	2,601,200
343,000	FPL Group Inc.	15,728,622	18,117,260
760,000	Great Plains Energy Inc.	17,765,240	14,736,400
385,000	Hawaiian Electric Industries Inc.	8,801,872	8,046,500
273,000	Integrys Energy Group Inc.	13,562,649	11,463,270
2,000	International Power plc	5,935	9,985
380,000	LSI Corp.†	3,408,862	2,283,800
80,000	Maine & Maritimes Corp.	2,422,690	2,784,000
243,000	MGE Energy Inc.	7,875,789	8,684,820
190,000	NiSource Inc.	4,122,731	2,922,200
385,000	NorthWestern Corp.	11,234,154	10,017,700
230,000	NRG Energy Inc.†	5,351,471	5,430,300
290,000	OGE Energy Corp.	7,705,678	10,698,100
175,000	Otter Tail Corp.	4,708,610	4,340,000
40,000	PG&E Corp.	907,079	1,786,000
172,000	Pinnacle West Capital Corp.	7,140,057	6,291,760
1,000,000	PNM Resources Inc.	11,379,809	12,650,000
46,000	PPL Corp.	1,030,117	1,486,260
214,000	Progress Energy Inc.	9,438,064	8,776,140
120,000	Public Service Enterprise Group Inc.	3,256,810	3,990,000
192,000	SCANA Corp.	7,641,090	7,234,560
135,000	TECO Energy Inc.	2,330,359	2,189,700
220,000	The Empire District Electric Co.	4,504,139	4,120,600
240,000	The Southern Co.	8,350,234	7,996,800
139,400	UniSource Energy Corp.	3,418,500	4,487,286
61,700	Unitil Corp.	1,549,518	1,417,866
310,000	Vectren Corp.	8,725,769	7,650,800
720,000	Westar Energy Inc.	16,349,354	15,638,400
230,000	Wisconsin Energy Corp.	9,370,267	11,460,900
200,000	Xcel Energy Inc.	3,647,621	4,244,000

		307,804,589	312,390,689

	Energy and Utilities:
	Electric Transmission and Distribution — 6.6%
270,200	CH Energy Group Inc.	12,482,657	11,488,904
240,000	Consolidated Edison Inc.	10,770,406	10,903,200
180,000	Exelon Corp.	10,337,441	8,796,600
240,000	Northeast Utilities	4,958,196	6,189,600
282,500	NSTAR	7,800,619	10,396,000
110,000	Pepco Holdings Inc.	2,267,878	1,853,500
52,000	Red Electrica Corporacion SA	2,583,887	2,893,817
16,666	UIL Holdings Corp.	490,122	467,981

		51,691,206	52,989,602

	Energy and Utilities: Global Utilities — 3.6%
4,000	Areva SA	1,690,915	2,001,233
24,000	Chubu Electric Power Co. Inc.	574,288	572,073
4,000	EDP — Energias de Portugal SA, ADR	112,064	177,800
195,000	Electric Power Development Co. Ltd.	4,834,052	5,527,460
304	Electricite de France	11,835	18,112
28,000	Enagas	769,889	619,149
182,400	Enel SpA	1,039,773	1,058,337
58,800	GDF Suez, Strips	0	84
150,000	Hera SpA	289,747	348,137
22,000	Hokkaido Electric Power Co. Inc.	424,900	398,969
24,400	Hokuriku Electric Power Co.	451,858	530,520
95,000	Huaneng Power International Inc., ADR	2,958,823	2,128,000
36,000	Iberdrola SA, ADR	1,523,674	1,362,600
47,028	Iberdrola SA, London	598,809	444,277
10,000	Iberdrola SA, Madrid	61,089	95,618
240,000	Korea Electric Power Corp., ADR†	3,276,411	3,489,600
52,000	Kyushu Electric Power Co. Inc.	1,135,327	1,068,642
9,075	National Grid plc, ADR	398,259	493,499
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
2,000	Niko Resources Ltd.	$111,680	$188,172
24,000	Shikoku Electric Power Co. Inc.	473,574	618,457
2,000	Snam Rete Gas SpA	8,967	9,949
24,000	The Chugoku Electric Power Co. Inc.	457,538	457,401
140,000	The Kansai Electric Power Co. Inc.	2,891,753	3,156,708
34,000	The Tokyo Electric Power Co. Inc.	847,546	852,419
145,000	Tohoku Electric Power Co. Inc.	2,577,883	2,864,659

		27,520,654	28,481,875

	Energy and Utilities: Merchant Energy — 1.1%
40,000	Mirant Corp.†	700,768	610,800
40,000	Mirant Corp. - Old, Escrow† (a)	0	0
15,000	Mirant Corp., Escrow† (a)	0	0
600,000	The AES Corp.†	4,824,299	7,986,000

		5,525,067	8,596,800

	Energy and Utilities: Natural Gas Integrated — 9.5%
1,000,000	El Paso Corp.	10,331,571	9,830,000
21,000	Energen Corp.	271,496	982,800
580,000	National Fuel Gas Co.	22,519,431	29,000,000
240,000	ONEOK Inc.	6,451,172	10,696,800
720,000	Southern Union Co.	13,565,302	16,344,000
480,000	Spectra Energy Corp.	10,157,879	9,844,800

		63,296,851	76,698,400

	Energy and Utilities: Natural Gas Utilities — 3.9%
90,000	Atmos Energy Corp.	2,416,044	2,646,000
55,000	Chesapeake Utilities Corp.	1,609,867	1,762,750
161,090	Corning Natural Gas Corp.	2,565,457	3,092,928
26,000	Delta Natural Gas Co. Inc.	619,504	743,860
27,000	Nicor Inc.	889,090	1,136,700
65,000	Piedmont Natural Gas Co. Inc.	1,571,813	1,738,750
3,000	RGC Resources Inc.	84,860	88,650
70,000	South Jersey Industries Inc.	1,982,945	2,672,600
467,000	Southwest Gas Corp.	12,086,120	13,323,510
130,000	The Laclede Group Inc.	4,092,439	4,390,100
1,000	WGL Holdings Inc.	33,522	33,540

		27,951,661	31,629,388

	Energy and Utilities: Natural Resources — 0.5%
14,000	Alliance Holdings GP LP	276,626	384,300
20,000	Anadarko Petroleum Corp.	1,279,637	1,248,400
15,000	Atlas Energy Inc.	378,492	452,550
18,000	Compania de Minas Buenaventura SA, ADR	205,537	602,460
34,000	Peabody Energy Corp.	1,131,945	1,537,140
20,000	Uranium One Inc.†	92,646	57,752
45,000	Uranium Resources Inc.†	192,538	34,650

		3,557,421	4,317,252

	Energy and Utilities: Services — 2.0%
260,000	ABB Ltd., ADR	3,532,914	4,966,000
250,000	Halliburton Co.	6,369,369	7,522,500
3,000	Pike Electric Corp.†	32,826	27,840
36,000	Tenaris SA, ADR	1,284,661	1,535,400
2,500	Transocean Ltd.†	144,239	207,000
100,000	Weatherford International Ltd.†	1,596,671	1,791,000

		12,960,680	16,049,740

	Energy and Utilities: Water — 1.1%
3,000	American States Water Co.	75,431	106,230
92,000	American Water Works Co. Inc.	1,975,202	2,061,720
70,000	Aqua America Inc.	1,437,628	1,225,700
2,000	California Water Service Group	70,055	73,640
3,000	Consolidated Water Co. Ltd.	54,031	42,870
13,000	Middlesex Water Co.	224,475	229,190
100,000	Pennichuck Corp.	2,181,291	2,113,000
110,800	SJW Corp.	2,821,126	2,500,756
3,650	The York Water Co.	48,567	52,962
7,727	United Utilities Group plc, ADR	217,129	125,332

		9,104,935	8,531,400

	Diversified Industrial — 0.9%
14,000	Bouygues SA	658,014	731,038
440,000	General Electric Co.	8,706,248	6,657,200
22,000	Mueller Water Products Inc., Cl. A	239,219	114,400

		9,603,481	7,502,638

	Environmental Services — 0.0%
8,250	Veolia Environnement	231,799	273,494

	Exchange Traded Funds — 1.1%
85,000	Utilities HOLDRS Trust	9,489,851	8,375,900

	TOTAL ENERGY AND UTILITIES	530,723,331	558,146,182

	COMMUNICATIONS — 15.5%
	Cable and Satellite — 3.5%
350,000	Cablevision Systems Corp., Cl. A	9,163,773	9,037,000
24,000	Cogeco Cable Inc.	645,914	803,175
54,000	Cogeco Inc.	1,133,745	1,480,824
140,001	DIRECTV, Cl. A†	3,105,750	4,669,033
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
110,000	DISH Network Corp., Cl. A	$1,909,131	$2,284,700
60,000	EchoStar Corp., Cl. A†	1,251,469	1,208,400
130,000	Liberty Global Inc., Cl. A†	3,352,623	2,848,300
6,000	Mediacom Communications Corp., Cl. A†	35,001	26,820
40,000	Rogers Communications Inc., Cl. B	572,504	1,240,000
12,000	Shaw Communications Inc., Cl. B	148,195	246,840
75,000	Time Warner Cable Inc.	2,511,990	3,104,250
60,000	Tokyo Broadcasting System Holdings Inc.	1,309,465	837,494
30,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	271,490	186,562

		25,411,050	27,973,398

	Telecommunications — 8.0%
500,000	3Com Corp.†	3,748,700	3,750,000
1,400	AboveNet Inc.†	63,689	91,056
225,000	AT&T Inc.	7,151,043	6,306,750
2,000	Atlantic Tele-Network Inc.	93,646	110,020
275,000	BCE Inc.	7,229,389	7,592,750
56,000	Belgacom SA	1,807,754	2,032,656
28,000	CenturyTel Inc.	843,437	1,013,880
588,900	Cincinnati Bell Inc.†	2,663,186	2,031,705
435,000	Deutsche Telekom AG, ADR	7,188,499	6,394,500
200	Hutchison Telecommunications International Ltd.†	163	42
1,000	Mobistar SA	75,282	68,660
155,000	Nippon Telegraph & Telephone Corp.	7,689,568	6,074,515
53,000	Orascom Telecom Holding SAE, GDR	1,613,987	1,218,470
35,000	Philippine Long Distance Telephone Co., ADR	1,812,751	1,983,450
270,000	Portugal Telecom SGPS SA	3,223,551	3,297,734
55,000	Portugal Telecom SGPS SA, ADR	561,247	667,700
2,000	PT Indosat Tbk	1,061	1,006
1,320,000	Sprint Nextel Corp.†	8,294,002	4,831,200
10,000	Swisscom AG, ADR	368,540	379,600
600	Tele2 AB, Cl. B	8,180	9,242
25,000	Telecom Italia SpA, ADR	468,136	385,750
3,566	Telefonica SA, ADR	207,436	297,832
165,000	Telekom Austria AG	2,704,488	2,353,527
73,000	Telephone & Data Systems Inc.	2,583,854	2,476,160
15,000	Telephone & Data Systems Inc., Special	401,143	453,000
44,000	tw telecom inc.†	756,456	754,160
299,000	Verizon Communications Inc.	10,199,112	9,905,870

		71,758,300	64,481,235

	Wireless Communications — 4.0%
16,000	America Movil SAB de CV, Cl. L, ADR	426,495	751,680
44,000	China Mobile Ltd., ADR	1,555,326	2,042,920
27,000	China Unicom Hong Kong Ltd., ADR	265,821	353,970
15,000	Clearwire Corp., Cl. A†	129,707	101,400
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	34
115,000	Millicom International Cellular SA	7,840,585	8,483,550
2,600	Mobile TeleSystems OJSC, ADR	86,498	127,114
180	MobileOne Ltd.	210	242
4,400	NTT DoCoMo Inc.	6,880,251	6,122,725
165,000	Price Communications Corp., Escrow† (a)	0	0
35,000	SK Telecom Co. Ltd., ADR	706,403	569,100
200	SmarTone Telecommunications Holdings Ltd.	207	165
74,000	Turkcell Iletisim Hizmetleri A/S, ADR	1,118,950	1,294,260
95,000	United States Cellular Corp.†	4,425,555	4,028,950
290,000	Vimpel-Communications, ADR	3,221,664	5,391,100
125,000	Vodafone Group plc, ADR	3,404,798	2,886,250

		30,062,489	32,153,460

	TOTAL COMMUNICATIONS	127,231,839	124,608,093

	OTHER — 3.7%
	Aviation: Parts and Services — 1.5%
1,500,000	Rolls-Royce Group plc†	11,409,377	11,714,207
90,000,000	Rolls-Royce Group plc, Cl. C†	147,028	145,368

		11,556,405	11,859,575

	Building and Construction — 0.1%
8,000	Acciona SA	1,550,165	1,044,770

	Business Services — 0.2%
175,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,928,610	1,818,250

	Entertainment — 0.4%
1,000	Liberty Media Corp. — Starz, Cl. A†	18,875	46,150
120,000	Vivendi	3,694,244	3,577,275

		3,713,119	3,623,425

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	OTHER (Continued)
	Financial Services — 0.1%
16,500	Kinnevik Investment AB, Cl. A	$255,538	$276,743
9,500	Kinnevik Investment AB, Cl. B	131,491	142,075

		387,029	418,818

	Health Care — 0.4%
150,000	IMS Health Inc.	3,212,388	3,159,000
12,000	TSUMURA & Co.	261,956	386,536

		3,474,344	3,545,536

	Transportation — 1.0%
42,000	Burlington Northern Santa Fe Corp.	4,132,911	4,142,040
130,000	GATX Corp.	4,347,195	3,737,500

	TOTAL TRANSPORTATION	8,480,106	7,879,540

	TOTAL OTHER	31,089,778	30,189,914

	TOTAL COMMON STOCKS	689,044,948	712,944,189

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
800	El Paso Corp., 4.990% Cv. Pfd. (b)	758,731	738,520

	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	649,582	666,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,408,313	1,404,520

	RIGHTS — 0.0%
	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
15,000	Clearwire Corp., expire 06/21/10†	0	6,000

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities:
	Merchant Energy — 0.0%
3,480	Mirant Corp., Ser. A, expire 01/03/11†	33,641	1,670
38,363	Mirant Corp., Ser. B, expire 01/03/11†	190,367	26,470

		224,008	28,140

	TOTAL ENERGY AND UTILITIES	224,008	28,140

	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
86,000	Bharti Airtel Ltd., expire 09/19/13† (b)	$581,549	$609,532
	TOTAL WARRANTS	805,557	637,672

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 11.0%
	U.S. Treasury Bills — 7.4%
$59,360,000	U.S. Treasury Bills, 0.041% to 0.274%††, 01/28/10 to 06/24/10	59,338,527	59,340,872

	U.S. Treasury Cash Management Bills — 3.1%
25,140,000	U.S. Treasury Cash Management Bills, 0.101% to 0.167%††, 04/01/10 to 06/17/10	25,124,346	25,122,619

	U.S. Treasury Notes — 0.5%
4,240,000	U.S. Treasury Note, 4.125%, 08/15/10	4,340,903	4,340,535

	TOTAL U.S. GOVERNMENT OBLIGATIONS	88,803,776	88,804,026

	TOTAL INVESTMENTS — 99.9%	$780,062,594	803,796,407

	Other Assets and Liabilities (Net)— 0.1%		931,532

	NET ASSETS — 100.0%		$804,727,939

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $0 or 0.00% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $1,348,052 or 0.17% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at value (cost $780,062,594)	$803,796,407
Foreign currency, at value (cost $1,677)	1,681
Receivable for Fund shares sold	10,127,009
Unrealized appreciation on swap contracts	1,862
Dividends and interest receivable	1,559,285
Prepaid expenses	70,388

Total Assets	815,556,632

Liabilities:
Payable to custodian	13,848
Payable for investments purchased	7,704,963
Payable for Fund shares redeemed	1,563,192
Payable for investment advisory fees	657,257
Payable for distribution fees	360,476
Payable for accounting fees	11,250
Other accrued expenses	517,707

Total Liabilities	10,828,693

Net Assets applicable to 128,250,966 shares outstanding	$804,727,939

Net Assets Consist of:
Paid-in capital	$790,102,333
Undistributed net investment income	58,959
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(9,169,426)
Net unrealized appreciation on investments	23,733,813
Net unrealized appreciation on swap contracts	1,862
Net unrealized appreciation on foreign currency translations	398

Net Assets	$804,727,939

Shares of Beneficial Interest:
Class AAA:
Net Asset Value, offering, and redemption price per share ($189,533,702 ÷ 29,330,894 shares
outstanding, at $0.001 par value; unlimited number of shares authorized)	$6.46

Class A:
Net Asset Value and redemption price per share ($278,606,747 ÷ 42,868,835 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$6.50

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$6.90

Class B:
Net Asset Value and offering price per share ($245,910 ÷ 41,378 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$5.94	(a)

Class C:
Net Asset Value and offering price per share ($319,960,227 ÷ 53,486,060 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$5.98	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($16,381,353 ÷ 2,523,799 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$6.49

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $444,740)	$25,100,166
Interest	155,923

Total Investment Income	25,256,089

Expenses:
Investment advisory fees	6,227,750
Distribution fees — Class AAA	345,300
Distribution fees — Class A	533,124
Distribution fees — Class B	2,292
Distribution fees — Class C	2,618,440
Shareholder services fees	769,463
Shareholder communications expenses	203,268
Custodian fees	115,387
Registration expenses	96,084
Trustees’ fees	46,750
Legal and audit fees	46,499
Accounting fees	45,000
Interest expense	48
Miscellaneous expenses	70,909

Total Expenses	11,120,314

Less:
Custodian fee credits	(6)

Net Expenses	11,120,308

Net Investment Income	14,135,781

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(4,671,187)
Net realized gain on swap contracts	35,856
Net realized gain on foreign currency transactions	59,819

Net realized loss on investments, swap contacts, and foreign currency transactions	(4,575,512)

Net change in unrealized appreciation/depreciation:
on investments	83,905,364
on swap contracts	(747)
on foreign currency translations	2,653

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	83,907,270

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	79,331,758

Net Increase in Net Assets Resulting from Operations	$93,467,539

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Operations:
Net investment income	$14,135,781	$10,663,107
Net realized loss on investments, swap contracts, and foreign currency transactions	(4,575,512)	(2,344,126)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	83,907,270	(168,722,331)

Net Increase/(Decrease) in Net Assets Resulting from Operations	93,467,539	(160,403,350)

Distributions to Shareholders:
Net investment income
Class AAA	(3,075,114)	(2,088,307)
Class A	(4,713,352)	(3,636,534)
Class B	(5,488)	(4,728)
Class C	(6,213,255)	(4,803,967)
Class I	(210,483)	(33,465)

	(14,217,692)	(10,567,001)

Net realized gain
Class AAA	—	(313,299)
Class A	—	(545,574)
Class B	—	(710)
Class C	—	(720,719)
Class I	—	(5,022)

	—	(1,585,324)

Return of capital
Class AAA	(16,277,524)	(12,360,158)
Class A	(24,949,225)	(21,523,718)
Class B	(29,047)	(27,983)
Class C	(32,888,670)	(28,433,460)
Class I	(1,114,153)	(198,070)

	(75,258,619)	(62,543,389)

Total Distributions to Shareholders	(89,476,311)	(74,695,714)

Shares of Beneficial Interest Transactions:
Class AAA	63,298,144	7,935,944
Class A	73,115,804	22,719,949
Class B	6,374	3,039
Class C	65,241,400	47,278,222
Class I	8,921,410	7,560,758

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	210,583,132	85,497,912

Redemption Fees	1,844	2,487

Net Increase/(Decrease) in Net Assets	214,576,204	(149,598,665)

Net Assets:
Beginning of period	590,151,735	739,750,400

End of period (including undistributed net investment income of $58,959 and $55,720, respectively)	$804,727,939	$590,151,735

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

													Ratios to Average Net Assets/
		Income from Investment Operations			Distributions								Supplemental Data
			Net
	Net Asset		Realized and	Total		Net				Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net	Realized				Value,		End of	Net				Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Return of	Total	Redemption	End of	Total	Period	Investment		Operating		Turnover
December 31	of Period	Income (a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees (a)(b)	Period	Return†	(in 000’s)	Income		Expenses		Rate††

Class AAA
2009	$6.43	$0.16	$0.71	$0.87	$(0.13)	—	$(0.71)	$(0.84)	$0.00	$6.46	15.5%	$189,534	2.57%		1.47	%(c)	12%
2008	9.08	0.15	(1.96)	(1.81)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.43	(20.9)	123,864	1.92		1.43	(c)	19
2007	9.16	0.16	0.60	0.76	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.08	8.6	161,930	1.78		1.42	(c)	19
2006	8.20	0.17	1.63	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.16	23.1	157,645	2.02		1.44		24
2005	8.36	0.15	0.53	0.68	(0.15)	(0.09)	(0.60)	(0.84)	0.00	8.20	8.4	124,437	1.79		1.50		18

Class A
2009	$6.46	$0.16	$0.72	$0.88	$(0.13)	—	$(0.71)	$(0.84)	$0.00	$6.50	15.6%	$278,607	2.58%		1.47	%(c)	12%
2008	9.12	0.15	(1.97)	(1.82)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.46	(20.9)	202,112	1.92		1.43	(c)	19
2007	9.19	0.16	0.61	0.77	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.12	8.7	261,468	1.78		1.42	(c)	19
2006	8.23	0.18	1.62	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.19	23.0	201,124	2.02		1.44		24
2005	8.38	0.16	0.53	0.69	(0.15)	(0.09)	(0.60)	(0.84)	0.00	8.23	8.5	81,869	1.88		1.50		18

Class B
2009	$6.02	$0.10	$0.66	$0.76	$(0.13)	—	$(0.71)	$(0.84)	$0.00	$5.94	14.7%	$246	1.86%		2.22	%(c)	12%
2008	8.63	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.02	(21.6)	243	1.16		2.18	(c)	19
2007	8.80	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.63	7.9	343	1.02		2.17	(c)	19
2006	7.97	0.11	1.56	1.67	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.80	22.1	347	1.28		2.19		24
2005	8.20	0.08	0.53	0.61	(0.09)	(0.09)	(0.66)	(0.84)	0.00	7.97	7.6	331	1.01		2.25		18

Class C
2009	$6.06	$0.10	$0.66	$0.76	$(0.13)	—	$(0.71)	$(0.84)	$0.00	$5.98	14.6%	$319,960	1.84%		2.22	%(c)	12%
2008	8.67	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.06	(21.5)	256,517	1.17		2.18	(c)	19
2007	8.84	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.67	7.8	316,009	1.04		2.17	(c)	19
2006	8.00	0.11	1.57	1.68	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.84	22.1	209,691	1.27		2.19		24
2005	8.23	0.09	0.52	0.61	(0.09)	(0.09)	(0.66)	(0.84)	0.00	8.00	7.6	94,118	1.14		2.25		18

Class I
2009	$6.44	$0.17	$0.72	$0.89	$(0.13)	—	$(0.71)	$(0.84)	$0.00	$6.49	15.8%	$16,381	2.82%		1.22	%(c)	12%
2008(d)	8.94	0.16	(1.82)	(1.66)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.44	(19.6)	7,416	2.34	(c)(e)	1.18	(c)(e)	19

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 47%, 37%, and 33%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2007 would have been 1.41% (Class AAA and Class A) and 2.16% (Class B and Class C). For the years ended December 31, 2009 and 2008, the effect of custodian fee credits was minimal.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Notes to Financial Statements
1. Organization. The Gabelli Utilities Fund (the “Fund”) was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
		Level 2 Other
	Level 1	Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$8,596,800	—	$0	$8,596,800
Other Industries (a)	549,549,382	—	—	549,549,382
COMMUNICATIONS
Wireless Communications	32,153,460	—	0	32,153,460
Other Industries (a)	92,454,633	—	—	92,454,633
OTHER
Aviation: Parts and Services	11,714,207	$145,368	—	11,859,575
Other Industries (a)	18,330,339	—	—	18,330,339

Total Common Stocks	712,798,821	145,368	0	712,944,189

Convertible Preferred Stocks (a)	1,404,520	—	—	1,404,520
Rights (a)	6,000	—	—	6,000
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	28,140	—	—	28,140
COMMUNICATIONS
Telecommunications	—	609,532	—	609,532

Total Warrants	28,140	609,532	—	637,672

U.S. Government Obligations	—	88,804,026	—	88,804,026

TOTAL INVESTMENTS IN SECURITIES	$714,237,481	$89,558,926	$0	$803,796,407

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreement	$—	$1,862	$—	$1,862

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$107,826 (22,000 Shares)	International Power plc	International Power plc	6/25/10	$1,862
The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $87,470.
As of December 31, 2009, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions.The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment for federal income tax purposes income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and swap gain reclasses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $85,150 and to increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $100,934, with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$14,217,692	$10,567,001
Net long-term capital gains	—	1,585,324
Return of capital	75,258,619	62,543,389

Total distributions paid	$89,476,311	$74,695,714

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.84 per share.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(5,738,593)
Net unrealized appreciation on investments, swap contracts and foreign currency translations	20,368,271
Other temporary differences*	(4,072)

Total	$14,625,606

*	Other temporary differences are primarily due to accrued income on hybrid securities and mark-to-market and accrual adjustments on investments in swap contracts.
At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $5,738,593, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$783,430,396	$65,887,923	$(45,521,912)	$20,366,011
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31,

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $121,714,287 and $45,475,193, respectively.
Purchases and sales of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations aggregated $4,342,688 and $28,143,415, respectively.
6. Transactions with Affiliates. During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $202,342 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $651,043 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2009, there were no borrowings under the line of credit.
8. Shares of Beneficial Interest. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
only to investors who acquire them directly from Gabelli & Company, through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $1,844 and $2,487, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008*
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	14,651,030	$90,485,673	7,485,201	$54,692,572
Shares issued upon reinvestment of distributions	2,462,380	14,845,212	1,447,640	10,884,722
Shares redeemed	(7,042,972)	(42,032,741)	(7,498,231)	(57,641,350)

Net increase	10,070,438	$63,298,144	1,434,610	$7,935,944

Class A
Shares sold	16,375,320	$101,619,460	9,529,572	$74,506,509
Shares issued upon reinvestment of distributions	2,313,584	13,999,716	1,661,474	12,625,283
Shares redeemed	(7,097,239)	(42,503,372)	(8,573,955)	(64,411,843)

Net increase	11,591,665	$73,115,804	2,617,091	$22,719,949

Class B
Shares sold	—	—	650	$3,976
Shares issued upon reinvestment of distributions	1,153	$7,256	456	3,205
Shares redeemed	(165)	(882)	(470)	(4,142)

Net increase	988	$6,374	636	$3,039

Class C
Shares sold	14,382,795	$83,001,233	10,624,623	$80,311,588
Shares issued upon reinvestment of distributions	4,143,147	23,240,343	2,948,363	21,067,976
Shares redeemed	(7,385,803)	(41,000,176)	(7,663,671)	(54,101,342)

Net increase	11,140,139	$65,241,400	5,909,315	$47,278,222

Class I
Shares sold	1,834,711	$11,644,578	1,200,472	$7,881,142
Shares issued upon reinvestment of distributions	202,647	1,223,147	12,707	95,199
Shares redeemed	(664,850)	(3,946,315)	(61,888)	(415,583)

Net increase	1,372,508	$8,921,410	1,151,291	$7,560,758

*	From commencement of offering Class I Shares on January 11, 2008.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
9. Concentration Risks. The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Gabelli Utilities Fund
We have audited the accompanying statement of assets and liabilities of The Gabelli Utilities Fund (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Utilities Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 25, 2010

The Gabelli Utilities Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee Age: 67	Since 1999	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 74	Since 1999	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 66	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and (diagnostics)

Mary E. Hauck Trustee Age: 67	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 41	Since 2009	9	President of Advanced Polymer, Inc.	—

Werner J. Roeder, MD Trustee Age: 69	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

OFFICERS:

Bruce N. Alpert President Age: 58	Since 2003	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director and President of Teton Advisors, Inc.; Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	—	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005	—

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	—	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

5	Trustees who are not interested persons are considered “Independent” Trustees.

The Gabelli Utilities Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio Manager
Executive Officer	Gabelli-O’Connor Fixed Income
GAMCO Investors, Inc.	Mutual Fund Management Co.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice President	Medical Director
and Chief Financial Officer	Lawrence Hospital
KeySpan Corp.
Officers

Bruce N. Alpert	Peter D. Goldstein
President	Chief Compliance Officer

Agnes Mullady
Secretary and Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q409SR
«    «    «    «
The
Gabelli
Utilities
Fund
Morningstar® rated The Gabelli Utilities Fund Class
AAA Shares 4 stars overall and 5 stars for the three
year period and 4 stars for the five and ten year
periods ended December 31, 2009 among 97, 97, 80,
and 52 Specialty-Utilities funds, respectively.
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,500 for 2008 and $34,700 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/8/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/8/10

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/8/10

*	Print the name and title of each signing officer under his or her signature.